UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             November 9, 2005

Willow Grove Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh and Norristown Roads, Maple Glen, Pennsylvania		19002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (215) 646-5405

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

Pursuant to Regulation FD, attached hereto as Exhibit 99.1 to this Current Report is a copy of a slide presentation to be made on November 9, 2005 at the Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. (the “Company”) by Joseph T. Crowley, the Company’s Chief Financial Officer.  This presentation provides an overview of the Company’s performance and outlook.

The presentation attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Shareholder presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLOW GROVE BANCORP, INC.

Date: November 9, 2005	By:	/s/ Joseph T. Crowley
Joseph T. Crowley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Shareholder presentation